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                                                                  Exhibit 10.3.2

                                   AMENDMENT
                    TO AGREEMENT OF LIMITED PARTNERSHIP OF
                        G & L REALTY PARTNERSHIP, L.P.

          This AMENDMENT TO THE AGREEMENT OF LIMITED PARTNERSHIP dated as of November 15, 1993 (the "Partnership Agreement") of G & L Realty Partnership, L.P., a Delaware limited partnership (the "Partnership"), is dated as of July 31, 2001 and entered into by and among G & L Realty Corp., a Maryland corporation and general partner of the Partnership (the "General Partner"), and Daniel M. Gottlieb ("Gottlieb"), Steven D. Lebowitz ("Lebowitz"), Reese Milner ("R. Milner"), Milner Development Corporation ("R. Milner Corporation") and Helen Milner ("H. Milner"), as the Limited Partners ("Limited Partners"). Capitalized terms used herein without definition shall have the same meanings as set forth in the Partnership Agreement.

                                   RECITALS

          WHEREAS, the General Partner and Limited Partners desire to amend the Partnership Agreement to (i) permit the exchange of new interests in the Partnership for newly-issued REIT Shares, (ii) permit the distribution of certain REIT Shares to Gottlieb and Lebowitz in exchange for certain outstanding Partnership Units and (iii) make certain other amendments as set forth below;

          WHEREAS, Section 7.3B of the Partnership Agreement permits the amendment of the Partnership Agreement with the Consent of the Limited Partners;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1.  AMENDMENTS TO THE AGREEMENT OF LIMITED PARTNERSHIP

          1.1  Amendments to Article 1:  Defined Terms
               ---------------------------------------

          A. Article 1 of the Partnership Agreement is hereby amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:

          "G & L Transaction means one or more transactions in which (i) the
           -----------------
Partnership will issue up to 538,468 new Partnership Units to the General Partner in exchange, on a one-for-one basis, for up to 538,468 newly-issued REIT Shares, and (ii) the subsequent distribution, on a one-for-one basis, of up to 286,628 REIT Shares to Gottlieb in redemption of up to 286,628 outstanding Partnership Units and up to 251,840 REIT Shares to Lebowitz in redemption of up to 251,840 outstanding Partnership Units."
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          1.2  Amendments to Article 4: Additional Funding and Capital
               -------------------------------------------------------
          Contributions
          -------------

          A. Section 4.4B of the Partnership Agreement is hereby amended by adding the following language to the end of such section:

          "In addition to the foregoing, the contribution of additional, newly-issued REIT Shares by the General Partner to the Partnership in connection with the G & L Transaction is permitted."

          1.3  Amendments to Article 5:  Distributions
               ---------------------------------------

          A. Section 5.1 of the Partnership Agreement is hereby amended by adding the following language to the end of such section:

          "Notwithstanding the foregoing, the Partnership can distribute REIT Shares to Gottlieb and Lebowitz in connection with the G & L Transaction."

          B. Section 5.2 of the Partnership Agreement is hereby amended by adding the following language to the end of such section:

          "Notwithstanding the foregoing, the Partnership can distribute REIT Shares to Gottlieb and Lebowitz in connection with the G & L Transaction."

          1.4  Amendments to Article 13:  Dissolution and Liquidation
               ------------------------------------------------------

          A. Section 13.5 of the Partnership Agreement is hereby amended by deleting Section 13.5 in its entirety and substituting in place thereof the following:

          "Except as otherwise provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of his Capital Contribution. Except as expressly permitted by this Agreement, no Limited Partner shall have priority over any other Limited Partner as to the return of his Capital Contributions, distributions or allocations."

          Section 2.  MISCELLANEOUS

          A.  Reference to and Effect on the Partnership Agreement.

          (i) On and after the Amendment Effective Date, each reference in the Partnership Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Partnership Agreement, and each reference in the certain other documents to the "Partnership Agreement", "thereunder", "thereof" or words of like import referring to the Partnership Agreement shall mean and be a reference to the Partnership Agreement, as amended by this Amendment.

                                       2
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          (ii)   Except as specifically amended by this Amendment, the
          Partnership Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the General Partner or the Limited Partners under, the Partnership Agreement.

          B. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

          C. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by the General Partner, and all Limited Partners and receipt by the Partnership of notification of such execution and authorization of delivery thereof.

                                       3
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                                          G & L REALTY CORP.

                                          By:   /s/ Daniel M. Gottlieb
                                             -------------------------------


                                          Title:  Chief Executive Officer
                                                ----------------------------


                                               /s/ Daniel M. Gottlieb
                                          ----------------------------------
                                                   Daniel M. Gottlieb


                                               /s/ Steven D. Lebowitz
                                          ----------------------------------
                                                   Steven D. Lebowitz




                                          Reese Milner



                                          MILNER DEVELOPMENT CORPORATION


                                          By:  Reese Milner

                                          Title:  President
                                                ----------------------------

                                                  /s/ Helen Milner
                                          ----------------------------------
                                                      Helen Milner

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